UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2019

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (952) 426-1241

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	ANFC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2019, Black Ridge Oil & Gas, Inc. (“Black Ridge”) amended (the "Amendment") its previously entered into consulting service agreement (the “Consulting Agreement”) with Allied Esports Entertainment, Inc., a Delaware corporation (“Allied Esports”) under which, Black Ridge has agreed to provide certain services required by Allied Esports (“Consulting Services”) through December 31, 2019. The Amendment adds Kenneth DeCubellis to the list of employees of Black Ridge providing Consulting Services and increases the consulting fee by an additional $25,000 per month.

The foregoing summary of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement and Amendment, which will be filed as an exhibit to Black Ridge’s Form 10-Q for the period in which the Consulting Agreement and Amendment were entered into.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 24, 2019, Black Ridge entered into an Employment Agreement with Ken DeCubellis as its Chief Executive Officer (the "Employment Agreement"). Under the Employment Agreement, Black Ridge agrees to pay DeCubellis in monthly increments an amount equal to the base salary of $300,000 per year through at least August 9, 2021. At Black Ridge's election, the payments may be made in cash, through the transfer of shares of Allied Esports held by Black Ridge, or a combination of cash or stock.

The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the Employment, which will be filed as an exhibit to Black Ridge’s Form 10-Q for the period in which the Employment Agreement was entered into.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ Kenneth DeCubellis
Kenneth DeCubellis
Chief Executive Officer and Interim Chief Financial Officer

Date: September 30, 2019